AXIS Capital- Built for Challenging Markets Merrill Lynch Insurance Investor Conference New York, NY February 12, 2008 John Charman, CEO and President, AXIS Capital Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995.
We intend these forward-looking statements to be covered by the safe harbor provisions for forward-
looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,”
“expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, our expectations regarding pricing and other market conditions, our growth prospects, the amount of our acquisition costs, the amount of our net losses and loss reserves, the projected amount of our capital expenditures, managing interest rate and foreign currency risks, valuations of potential interest rate shifts and foreign currency rate changes and measurements of potential losses in fair market values of our investment portfolio.  These statements involve risks, uncertainties and assumptions. Actual events or results may differ materially from our expectations. Important factors that could cause actual events or results to be materially different from our expectations include (1) our limited operating history, (2) the occurrence of natural and man-made disasters, (3) actual claims exceeding our loss reserves, (4) the failure of any of the loss limitation methods we employ, (5) the effects of emerging claims and coverage issues, (6) the failure of our cedants to adequately evaluate risks, (7) the loss of one or more key executives, (8) a decline in our ratings with rating agencies, (9) loss of business provided to us by our major brokers, (10) changes in governmental regulations, (11) increased competition, (12) general economic conditions, (13) changes in the political environment of certain countries in which we operate or underwrite business and (14) other matters that can be found in our filings with the Securities and
Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Cautionary Statement Regarding Forward-looking Statements

Market capitalization of $6 Bn, common equity of $4.7 Bn and total capital of $5.7 Bn
Over 725 employees in Bermuda, Europe, U.S. and Australasia
Ratings of A (S&P - positive), A2 (Moody’s - stable) and A (AM Best - stable)
$3.6 billion in gross premiums written (GPW) in 2007
GPW by Segment
2007 GPW = $3,590 M
AXIS Re
43%
AXIS
Insurance
57%
$0
$1,000
$2,000
$3,000
$4,000
2002 2003 2004 2005 2006 2007
AXIS Insurance
AXIS Re
$1,108
$2,274
$3,012
$3,394
$3,609
($ in millions)
Gross Premiums Written 2002 - 2007
’02-‘07 GPW
CAGR =
27%
AXIS: Six Years of Outperformance
$3,590

AXIS: Six Years of Outperformance
27.7%
22.5%
23.0%
21.5%
24.4% 25.2%
42.7%
51.1%
61.4%
80.3%
52.9%
50.1%
0%
25%
50%
75%
100%
2002 2003 2004 2005 2006 2007
24.6%
26.7%
2.9%
16.3%
22.3%
14.7%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007
$1,055.2
$925.8
$90.1
$495.0
$532.4
$265.1
$0
$250
$500
$750
$1,000
$1,250
2002 2003 2004 2005 2006 2007
($ in millions)
70.4%
73.6%
84.4%
101.8%
77.3%
Total Expense Ratio
Loss Ratio
AVERAGE=
80.5%
AVERAGE =
17.9%
Quality, Sustainability and Profitability
Return on Average Common Equity Net Income
Combined Ratio
75.3%

Full Year 2007 Highlights
Net income was a record $1.1 billion,
or $6.41 per diluted common share
Gross premiums written were stable at $3.6 billion
Combined ratio was 75.3%
Return on average common equity was 24.6%
Diluted book value per share increased 23% to $28.79
at December 31, 2007
Returned over $400 million to shareholders
through share repurchases and dividends

Key Drivers for Superior Profitability
Portfolio Management
and Risk Selection
Industry Profits
Specialist Focus –
Insurance & Reinsurance
Operating Efficiency –
G&A and Acquisition Costs
Strong Board and
Management coupled with
Strong Underwriting
embedded firm-wide

Risk Management Strategies
• Properly considered and controlled medium
and long-term strategy
• Minimizes reliance on external protection
(e.g. securitization of risks or reinsurance
purchase)
• Diversification credit applied only within
portfolios and portfolio risk-adequate pricing
is mandated by business unit
Selective Diversification
Strict Control Environment
Defined Tolerance Levels
• Rigorous, centralized peer review
• Controls designed to identify, assess and
manage risk
• Limits expressed in ways that can be
measured, monitored and peer-reviewed
• Strict budgeting and accumulation control
• Maximum limits and risk tolerances for
potential shock losses
• Limit overall exposure to long-tail business
• Robust management of overlap between
insurance and reinsurance businesses

Diversified Strategic Footprint
2002
$1.1Bn
2003
$2.3Bn
2004
$3.0Bn
2005
$3.4Bn
2006
$3.6Bn
2007 +
•
Bermuda
London-
market
•
Worldwide
specialty
lines
portfolio
•
U.S. excess &
surplus lines
•
U.S.
professional
lines renewal
rights (D&O)
•
Bermuda
professional
lines (D&O)
•
E&O team
•
European
professional
lines
•
Media Pro
relationship
established
•
Entry into
media liability
and SME
professional
lines
business
through
acquisition of
Media Pro
AXIS
Re
•
Property
catastrophe
reinsurance
portfolio
•
Establishment of
U.S. casualty
reinsurance
portfolio
•
Establishment of
Continental
European
reinsurance
presence in Zurich
AXIS
Insurance
•
Representative
office in Singapore
Selective diversification by product and geography with well-timed entry
Continued diversification at many levels within portfolio
•
Entry into
global
engineering
and
construction
reinsurance

AXIS Insurance – Diversity and Specialization
2007 GPW by Line of Business
Total GPW = $2,039 M
Property 32%
Marine 11%
Terrorism 3%
Aviation 3%
Political Risk 11%
Professional
Lines 26%
Liability 12%
Other 1%
•
Diverse and strong distribution
driving increased submissions
•
Global platform and strategic
presence
•
Cycle management
throughout specialty lines
•
Investment in enhanced
operational capabilities
•
Add specialty books of business
within broader areas of expertise
•
Leverage embedded
underwriting expertise in
political risk in capital markets

AXIS Re – Global Specialization
2007 GPW by Line of Business
Total GPW = $1,551 M
Catastrophe 30%
Property 18%
Professional Lines 15%
Credit and Bond
8%
Motor 6%
Other 7%
•
Broad portfolio on many
dimensions
•
Strong balance sheet featuring
conservative reserving practices
•
Primarily non-proportional
•
Sought-after lead market
(technical expertise and
significant capacity)
•
Focus on core group of clients in
specific market segments to limit
capital provided to a given
segment
•
Not focused on market share or
commodity-like business
Liability 16%

Shareholder Value Creation
$28.79
$23.45
$18.34
$19.29
$16.74
$13.90
$2.35
$1.69
$1.09
$0.07
$0.52
$0.00
$7.00
$14.00
$21.00
$28.00
$35.00
2002 2003 2004 2005 2006 2007
Diluted Book Value Per Share (1)
(1) Calculated using the treasury stock method.
Accumulated Dividends Paid
24.6%
26.7%
2.9%
16.3%
22.3%
14.7%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007
Diluted book value per share + Accumulated dividends
Return on Average Common Equity
AVERAGE=
17.9%
2002 – 2007 ROACE = 17.9%
Diluted book value per share plus accumulated dividends have grown at an annualized rate of 17.5%
from 2002 through 2007
$13.90
$16.81
$19.81
$19.43
$25.14
$31.14
’02-‘07 CAGR =
17.5%

AXIS Capital: Built for Challenging Markets Questions?